SUB-ITEM 77Q1(e)

                                AMENDMENT NO. 8
                                       TO
            MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

     This Amendment dated as of May 31, 2011, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Contract"), dated May 1, 2008, between Invesco Advisers, Inc. (the "Adviser"), on behalf of AIM Investment Funds (Invesco Investment Funds), and each of Invesco Trimark Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Australia Limited, Invesco Hong Kong Limited, and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

                              W I T N E S S E T H:

     WHEREAS, the parties desire to amend the Contract to add a new portfolio - Invesco Emerging Markets Equity Fund;

     NOW,  THEREFORE,  the  parties  agree  as  follows;

     1. Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

                                   "EXHIBIT A

          Invesco Balanced-Risk Allocation Fund
          Invesco Balanced-Risk Commodity Strategy Fund
          Invesco China Fund
          Invesco Developing Markets Fund
          Invesco Emerging Market Local Currency Debt Fund
          Invesco Emerging Markets Equity Fund
          Invesco Global Health Care Fund
          Invesco International Total Return Fund
          Invesco Japan Fund
          Invesco LIBOR Alpha Fund
          Invesco Endeavor Fund
          Invesco Global Fund
          Invesco Small Companies Fund
          Invesco Commodities Strategy Fund
          Invesco Global Advantage Fund
          Invesco Global Dividend Growth Securities Fund
          Invesco Health Sciences Fund
          Invesco Pacific Growth Fund
          Invesco Van Kampen Emerging Markets Fund
          Invesco Van Kampen Global Equity Allocation Fund
          Invesco Van Kampen Global Franchise Fund
          Invesco Van Kampen Global Tactical Asset Allocation Fund Invesco Van Kampen International Advantage Fund
          Invesco Van Kampen International Growth Fund"

     2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                        INVESCO ADVISERS, INC.

                                        Adviser

                                        By: -s- John M. Zerr
                                            --------------------------------
                                            Name: John M. Zerr
                                            Title: Senior Vice President

                                        INVESCO TRIMARK LTD.

                                        Sub-Adviser

                                        By: -s- Julianna Ahn
                                            ------------------------------------
                                            Name: Julianna Ahn
                                            Title: Assistant Secretary


                                        By: -s- Wayne Bolton
                                            ------------------------------------
                                            Name: Wayne Bolton
                                            Title: Vice President, Compliance
                                            & Chief Compliance Officer

                                       INVESCO ASSET MANAGEMENT
                                       DEUTSCHLAND GMBH

                                       Sub-Adviser

                                       By: -s- C. Puschmann, -s- Langewand, Jens
                                           -------------------------------------
                                           Name: C. Puschmann,Dr. Jens Langewand
                                           Title: Managing Directors

                                        INVESCO ASSET MANAGEMENT LIMITED

                                        Sub-Adviser

                                        By: -s- Graeme Proudfoot
                                            --------------------------------
                                            Name: G.J. Proudfoot
                                            Title: Director

                                        INVESCO ASSET MANAGEMENT (JAPAN) LTD.

                                        Sub-Adviser

                                        By: -s- Masakazu Hasegawa
                                            --------------------------------
                                            Name: Masakazu Hasegawa
                                            Title: Managing Director

                                        INVESCO AUSTRALIA LIMITED

                                        Sub-Adviser

                                        By: -s- Mark Yesberg, -s- Nick Burrell
                                            ------------------------------------
                                            Name: Mark Yesberg, Nick Burrell
                                            Title: Director / Company Secretary

                                        INVESCO HONG KONG LIMITED

                                        Sub-Adviser

                                        By: -s- Anna Tong , -s- Gracie Liu
                                            --------------------------------
                                            Name: Anna Tong, Gracie Liu
                                            Title: Director/Director

                                        INVESCO SENIOR SECURED MANAGEMENT, INC.

                                        Sub-Adviser

                                        By: -s- Jeffrey H. Kupor
                                            ------------------------------------
                                            Name: Jeffrey H. Kupor
                                            Title:Secretary & General Counsel